DELAWARE ECONOMIC DEVELOPMENT AUTHORITY LOAN	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
DELAWARE ECONOMIC DEVELOPMENT AUTHORITY LOAN
DELAWARE ECONOMIC DEVELOPMENT AUTHORITY LOAN
In June 2010, in connection with the Delaware City acquisition, the Delaware Economic Development Authority (the “Authority”) granted the Company a $20,000 loan to assist with operating costs and the cost of restarting the refinery. The loan is represented by a zero interest rate note and the entire unpaid principal amount is payable in full on March 1, 2017, unless the loan is converted to a grant. The Company recorded the loan as a long-term liability pending approval from the Authority that it has met the requirements to convert the remaining loan balance to a grant.

The loan converts to a grant in tranches of up to $4,000 annually over a five-year period, starting at the one-year anniversary of the “certified restart date” as defined in the agreement and certified by the Authority. In order for the loan to be converted to a grant, the Company is required to utilize at least 600 man hours of labor in connection with the reconstruction and restarting of the Delaware City refinery, expend at least $125,000 in qualified capital expenditures, commence refinery operations, and maintain certain employment levels, all as defined in the agreement. In February 2013, October 2013, August 2014 and December 2015, the Company received confirmation from the Authority that the Company had satisfied the conditions necessary for the first four $4,000 tranches of the loan to be converted to a grant. As a result of the grant conversion, property, plant and equipment, net was reduced by $4,000 in each of the years ended December 31, 2015 and December 31, 2014, respectively, as the proceeds from the loan were used for capital projects.